SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):                                                                                          August 25, 2004

                                            HEMAGEN DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11700	04-2869857
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

                                                  9033 Red Branch Road, Columbia, Maryland 21045
(Address of principal executive offices) (Zip Code)

                                                                                      (410) 740-3198
(Registrant’s telephone number, including area code)

Item 8.01 – Other Information.

        On August 25, 2004, the Registrant issued a press release announcing FDA clearance of three new liquid stable reagents. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 27, 2004	HEMAGEN DIAGNOSTICS, INC. By: /s/Deborah F. Ricci —————————————— Deborah F. Ricci Chief Financial Officer (Principal Accounting Officer)